UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 8, 2008

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
230 CONSTITUTION DRIVE MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On August 8, 2008, Geron Corporation (the “Company”) and Exeter Life Sciences, Inc. (“Exeter”) entered into Contribution Agreements whereby the Company and Exeter exchanged their equity interests in Start Licensing, Inc. (“Start”) for equity interests in ViaGen, Inc. (“ViaGen”). As a result of the exchange, Start will be a wholly-owned subsidiary of ViaGen.

The merger of Start and ViaGen, combines the full breadth of intellectual property rights to nuclear transfer cloning technology with in-house expertise in advanced reproductive technologies, particularly in cloning, to provide a one-stop licensing and operating company. Ownership of ViaGen immediately following the transaction will be as follows:  Exeter – 69%; Geron – 27%; and Smithfield Foods – 4%.

In April 2005, the Company and Exeter established the Start joint venture to manage and license a broad portfolio of intellectual property rights related to animal reproductive technologies.  The Company and Exeter owned 49.9% and 50.1% of Start, respectively.  In connection with the establishment of Start, the Company granted a worldwide, exclusive, non-transferable license, with the right to sublicense, to its patent rights to nuclear transfer technology for use in animal cloning.  These patent rights include patents originally licensed from the Roslin Institute in Edinburgh, Scotland in conjunction with Geron’s 1999 acquisition of Roslin BioMed, as well as patents covering technology arising from subsequent animal cloning work that the Company funded at the Roslin Institute.  Exeter granted a worldwide, exclusive, non-transferable license, with the right to sublicense, to its patent rights for the use of the Roslin nuclear transfer technology for the production of proteins in milk of animals, as well as rights to other cloning technologies.  Both licenses will remain in Start.

Geron has no financial obligations to provide operating capital for Start or ViaGen.  The Board of Directors of ViaGen initially shall comprise five members, three of whom (including the Chairman) shall be nominated by Exeter (one a representative from Smithfield Foods) and two of whom shall be nominated by Geron.

The foregoing description does not purport to be complete and is qualified in entirety to the text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Report.

On August 12, 2008, the Company issued a press release announcing the entry into the Contribution Agreement. A copy of the press release is attached as Exhibit 99.1 to this Report.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial Statements.

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits:

	10.1	Contribution Agreement dated August 8, 2008 between Geron Corporation and ViaGen, Inc.

	99.1	Press Release of Geron Corporation dated August 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	August 12, 2008	By:	/s/ David L. Greenwood
David L. Greenwood
Executive Vice President
Chief Financial Officer